Transamerica Life Insurance Company

4333 Edgewood Rd. NE

Cedar Rapids, IA 52499

May 30, 2013

U.S. Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

RE:	Separate Account VA FF (the “Registrant”)

(1933 Act File No.: 333-163878) (1940 Act File No.: 811-22370)

Ladies and Gentlemen:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), the Registrant, a unit investment trust registered under the Act, recently mailed (or will mail) to its contract owners the semi-annual report for the period ended March 31, 2013 for the Vanguard Target Retirement Funds, each a series of Vanguard Chester Funds (SEC File No. 811-04098). This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act. Pursuant to Rule 30e-1 under the Act, the Vanguard Target Retirement Funds’ semi-annual reports were filed, or will be filed, with the Commission via EDGAR.

To the extent necessary, these filings are incorporated by reference.

Very truly yours,

Elizabeth L. Belanger

Vice President and Associate General Counsel